Sector Weightings
Cambria Tail Risk ETF
U.S. Treasury Obligations	95.3%
Purchased Options	4.7%
100.0%

Percentages based on total investments.

Cambria Tail Risk ETF
Schedule of Investments
January 31, 2024 (Unaudited)

		Par	Value
U.S. Treasury Obligations - 92.9%
U.S. Treasury Bond, 4.125%, 11/15/2032		$85,554,000	$86,676,896
Total U.S. Treasury Obligations (Cost $87,029,654)			86,676,896

	Notional Amount	Contracts
Options Purchased - 4.5%
Put Options - 4.5%			$–
S&P 500® Index		–	$–
Expires 03/15/2024, Strike Price $3,800	$21,320,860	44	11,220
Expires 06/21/2024, Strike Price $4,400	24,712,815	51	224,910
Expires 09/20/2024, Strike Price $4,000	65,416,275	135	547,425
Expires 09/20/2024, Strike Price $4,200	34,888,680	72	397,440
Expires 12/20/2024, Strike Price $4,100	72,200,185	149	1,084,720
Expires 12/20/2024, Strike Price $4,200	18,898,035	39	325,650
Expires 03/21/2025, Strike Price $4,400	58,632,365	121	1,645,600

Total Options Purchased (Cost $8,536,612)			4,236,965
		Shares
Short-Term Investments - 0.3%
Money Market Funds - 0.3%
First American Treasury Obligations Fund - Class X, 5.25%(a)		272,199	272,199
Total Short-Term Investments (Cost $272,199)			272,199

Total Investments - 97.7% (Cost $95,838,465)			91,186,060
Other Assets in Excess of Liabilities - 2.3%			2,175,068
Total Net Assets - 100.0%			$93,361,128

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day effective yield as of January 31, 2024.

Cambria Tail Risk ETF
	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$–	$86,676,896	$–	$86,676,896
Options Purchased	–	4,236,965	–	4,236,965
Short-Term Investments	272,199	–	–	272,199
Total Investments	$272,199	$90,913,861	$–	$91,186,060

Refer to the Schedule of Investments for industry classifications.